Share-based Payment Arrangements - Summary of Fair Value using Black Scholes Option Pricing Model and Inputs (Detail) - New shares reserved for subscription by employees under cash capital increase [member]
12 Months Ended
Dec. 31, 2018 TWD ($) d
Disclosure of terms and conditions of share-based payment arrangement [Line Items]
Share price at the grant date	$ 36.55
Exercise price	$ 34.30
Expected volatility	27.15%
Expected lives | d	47
Expected dividend yield	0.00%
Risk free interest rate	0.37%